Filed Pursuant to Rule 497

File No. 333-184407

FS ENERGY AND POWER FUND

 Supplement dated March 27, 2014

to

 Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in our common shares.

Increase in Public Offering Price

On March 25, 2014, we increased our public offering price from $10.85 per share to $10.90 per share. This increase in the public offering price was effective as of our March 26, 2014 weekly closing and first applied to subscriptions received from March 19, 2014 through March 25, 2014. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.